UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

CITIZENS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 636-4095

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Report is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of Citizens Financial Corp.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act. This information is being provided to the shareholders of Citizens Financial Corp. in the form of a quarterly report concurrent with this filing.

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2006, Citizens Financial Corp. mailed to its shareholders its quarterly report for the quarter ended March 31, 2006. The Company’s quarterly report is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1 Quarterly Report to Shareholders for the Quarter Ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Citizens Financial Corp.

May 15, 2006

/s/ Thomas K. Derbyshire
Vice President, Treasurer
Principal Financial Officer